UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2012

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On October 23, 2012, the shareholders of Cree, Inc. (the “Company”) approved an amendment to the Company’s 2004 Long-Term Incentive Compensation Plan (the “Plan”).  The Plan was amended to increase the number of shares that may be issued under the Plan by 4,000,000 shares.

The terms of the Plan are set forth under the caption “Proposal No. 2—Approval of Amendment to 2004 Long-Term Incentive Compensation Plan” in the Company’s definitive proxy statement for the Company’s 2012 annual meeting filed with the Securities and Exchange Commission on September 5, 2012.  Such description is incorporated herein by reference and is qualified in its entirety by reference to the Plan, as amended, filed as Exhibit 10.1 to this report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on October 23, 2012. The shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 5, 2012.

Proposal No. 1: Election of eight nominees to serve as directors. The votes were cast as follows:

Name	Votes For	Votes Withheld

Charles M. Swoboda	55,707,688	21,206,787
Clyde R. Hosein	55,151,986	21,762,489
Robert A. Ingram	54,847,833	22,066,642
Franco Plastina	55,152,563	21,761,912
Alan J. Ruud	56,781,641	20,132,834
Robert L. Tillman	55,147,799	21,766,676
Harvey A. Wagner	55,110,659	21,803,816
Thomas H. Werner	55,152,753	21,761,722

Broker Non-Votes: 22,946,798

All nominees were elected.

Proposal No. 2: Approval of an amendment to the 2004 Long-Term Incentive Compensation Plan to increase the number of shares authorized for issuance under the plan and to decrease the number of shares that can be awarded as restricted stock, stock units and performance units.  The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of 2004 Long-Term Incentive Compensation Plan amendment	57,793,722	18,830,867	289,886

Broker Non-Votes: 22,946,798

Proposal No. 2 was approved.

Proposal No. 3: Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending June 24, 2012. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Ratification of Ernst & Young LLP appointment	98,591,784	776,229	493,260

Proposal No. 3 was approved.

Proposal No. 4: Advisory (nonbinding) vote to approve executive compensation. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory (nonbinding) vote to approve executive compensation	74,733,866	1,948,744	231,865

Broker Non-Votes: 22,946,798

Proposal No. 4 was approved.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1	2004 Long-Term Incentive Compensation Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Michael E. McDevitt
Michael E. McDevitt
Vice President & Interim Chief Financial Officer

Date: October 25, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	2004 Long-Term Incentive Compensation Plan, as amended

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